EXHIBIT 23.1
                                  ------------

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT



We consent to the use in the Registration Statement of BSI2000, Inc., on Form SB-2, of our report dated March 11, 2004 on the financial statements of BSI2000, Inc. appearing in the Prospectus, which is part of the Registration Statement.

We also consent to the reference to us under the heading "Experts" in such Prospectus.



                                          /s/Ehrhardt Keefe Steiner & Hottman PC

                                             Ehrhardt Keefe Steiner & Hottman PC


December 6, 2004
Denver, Colorado